UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MEDICINOVA, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fees paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

`

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MediciNova, Inc. The meeting will be held on Thursday, June 7, 2018 at 2:30 p.m. Pacific Daylight Time at 4225 Executive Square, Suite 150, La Jolla, California 92037.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the Internet. On or around April 26, 2018, we expect to mail to our stockholders an Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report and vote online.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. If you attend the meeting you will have the right to revoke your proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

 The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Yuichi Iwaki, M.D., Ph.D.
President, Chief Executive Officer and Director

If you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact our proxy solicitor:

ADVANTAGE PROXY
(877) 870-8565 (toll free)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June 7, 2018

To the Stockholders of MediciNova, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting” or “2018 Annual Meeting”) of MediciNova, Inc., a Delaware corporation, or MediciNova, will be held on Thursday, June 7, 2018 at 2:30 p.m. Pacific Daylight Time at 4225 Executive Square, Suite 150, La Jolla, California 92037 for the following purposes:

1.

To elect one Class II director of the Company, as recommended for nomination by the Nominating and Corporate Governance Committee and approved by the Board, to hold office until the 2021 annual meeting of stockholders and until his successor has been duly elected and qualified, or, if sooner, until his earlier death, resignation or removal;

2.	To ratify the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve an amendment to the 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock issuable under the Plan; and

4.	To conduct any other business properly brought before the Annual Meeting.

Stockholders of record as of the close of business on April 12, 2018 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at MediciNova’s offices, located at 4275 Executive Square, Suite 300, La Jolla, California 92037, for ten days prior to the meeting.

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the 2018 Annual Meeting in person, we hope that you vote or submit your proxy as soon as possible so that your shares can be voted at the 2018 Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. If you do attend the 2018 Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

By Order of the Board of Directors,

Yuichi Iwaki, M.D., Ph.D.
President, Chief Executive Officer and Director

La Jolla, California

April 26, 2018

We are making this proxy statement and our annual report available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or before April 26, 2018, we intend to mail to our stockholders (i) a copy of this proxy statement, a proxy card and our annual report or (ii) a notice (the “Notice”) containing instructions on how to access and review this proxy statement and our annual report. The Notice also instructs you on how you may submit your proxy over the Internet or via telephone. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

MEDICINOVA, INC.

4275 EXECUTIVE SQUARE, SUITE 300

LA JOLLA, CALIFORNIA 92037

PROXY STATEMENT FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD JUNE 7, 2018

What is this document?

This document is the Proxy Statement of MediciNova, Inc., a Delaware corporation, for the annual meeting of stockholders to be held at 2:30 p.m., Pacific Daylight Time, on Thursday, June 7, 2018. A form of proxy card is included. This document and the form of proxy card are first being mailed or given to stockholders on or about April 26, 2018.

We refer to our company throughout this document as “we,” “us,” the “Company” or “MediciNova.”

Why I am receiving this document?

You are receiving this document because you were one of our stockholders of record as of the close of business on April 12, 2018, the record date for our Annual Meeting, or the Record Date. We are sending this document and the form of proxy card to solicit your proxy to vote upon certain matters at the Annual Meeting.

When and where is the Annual Meeting being held, and who may attend?

The Annual Meeting is scheduled to be held on Thursday, June 7, 2018, at 2:30 p.m. Pacific Daylight Time at 4225 Executive Square, Suite 150, La Jolla California 92037, as well as any adjournment or postponement thereof. Only stockholders, their proxy holders and our invited guests may attend the meeting. If a broker, bank or other nominee holds your shares in street name, please bring a copy of the account statement reflecting your ownership as of April 12, 2018 so that we may verify your status as a stockholder and have you check in at the registration desk for the meeting. For security reasons, we also may require photo identification for admission. If you would like directions to the meeting, please send your request to MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, Attention: Investor Relations.

What is a proxy, and who is paying the costs to prepare this document and solicit my proxy?

A proxy is your legal designation of another person to vote your shares of our common stock, par value $0.001 per share, or the Common Stock. The document that designates someone as your proxy is also called a proxy or a proxy card.

We will pay all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and the form of proxy card.

Who is soliciting my proxy and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors, or the Board. In addition to solicitation by use of the mail, proxies may be solicited by our officers, directors and employees and Advantage Proxy in person or by personal interview, telephone, electronic mail, facsimile transmission or other means of communication. Our officers, directors and employees will not be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. Advantage Proxy will be paid its customary fee of $4,000 plus reimbursement of up to $1,000 in out-of-pocket expenses to solicit proxies. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

Who is entitled to vote at the Annual Meeting?

Only holders of shares of our Common Stock as of the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, we had 41,129,073 shares of our Common Stock outstanding.

How many votes do I have, and can I cumulate my vote?

You have one vote for each share of our Common Stock that you held as of the Record Date. Cumulative voting is not allowed.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum must be present at the Annual Meeting for any business to be conducted. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the Record Date, there were 41,129,073 shares of our Common Stock outstanding and entitled to vote. Thus, the holders of at least 20,564,537 shares of Common Stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of Common Stock present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How may I vote my shares?

If on April 12, 2018, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the meeting and vote in person. If you hold shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

•

You may vote by using the Internet at www.proxyvote.com by following the instructions for Internet voting on the Notice or Proxy Card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 6, 2018. Easy‑to‑follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•

You may vote by telephone by dialing 1-800-454-8683 and following the instructions for voting by phone on the Notice or Proxy Card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 6, 2018. Easy‑to‑follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•

You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person.

What am I voting on?

You are being asked to vote on the following:

•	the election of one Class II director, Yuichi Iwaki, M.D., as recommended for nomination by the Nominating and Corporate Governance Committee and approved by the Board;
•	the ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;
•	the approval of the amendment to increase the number of shares of Common Stock authorized for issuance under the 2013 Equity Incentive Plan; and
•	such other business that may be properly brought before the Annual Meeting.

May other matters be raised at the Annual Meeting; how will the meeting be conducted?

We currently are not aware of any business to be acted upon at the Annual Meeting other than the matters described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote as they think best, including to adjourn the meeting.

We have broad authority to conduct the Annual Meeting so that the business of the meeting is carried out in an orderly and timely manner. In doing so, we have broad discretion to establish reasonable rules for discussion, comments and questions during the meeting.

If my shares are held by my broker in street name, will my broker vote my shares for me?

If you are the beneficial owner of shares held in “street name” by a broker, your broker is the record holder of the shares. The broker, however, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker may exercise discretionary voting power to vote your shares with respect to routine matters, but the broker may not exercise discretionary voting power to vote your shares with respect to “non-routine” items. In the case of non-routine items, the shares that cannot be voted by your broker would be treated as “broker non-votes.” At the Annual Meeting, only Proposal 2, the ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 is a routine item for which your broker may exercise discretionary voting power.

How will my proxy be voted?

The individuals named on the proxy card will vote your proxy in the manner you indicate on the proxy card. If your shares are not held in street name and you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares: : (i)   FOR the election of the one nominee for Class II director, as recommended for nomination by the Nominating and Corporate Governance Committee and approved by the Board, to hold office until the 2021 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his earlier death, resignation or removal; (ii)   FOR the ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and (iii)   FOR   the approval of the amendment to increase the number of shares of Common Stock authorized for issuance under the 2013 Equity Incentive Plan.

If your shares are held in street name and you return your proxy but do not mark your voting preference on “Proposal One: Election of Class II Director” or “Proposal Three: Approval of the amendment to increase the number of shares of Common Stock authorized for issuance under the 2013 Equity Incentive Plan,” your shares will not be voted and the shares become broker non-votes as to the particular proposal.

If your shares are held in street name and you return your proxy but do not mark your voting preference on “Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm,” the bank, broker or other nominee has the authority to vote your unvoted shares. If the bank, broker or other nominee does not vote your unvoted shares on Proposal Two, the shares become “broker non-votes” as to such proposal.

We encourage you to provide voting instructions. This will ensure your shares of Common Stock will be voted at the Annual Meeting in the manner you desire.

How many votes are needed to approve each proposal?

Directors are elected by a plurality vote of the votes cast by the holders of shares of our Common Stock entitled to vote at the Annual Meeting. A plurality vote means that the director who receives the most votes in an election, though not necessarily a majority, will be elected. Only votes FOR or WITHHOLD will affect the outcome.

To be approved, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2018 must receive  FOR votes from the holders of a majority of the shares either present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If you ABSTAIN  from voting, it will have the same effect as an AGAINST  vote. Broker non-votes, if any, will have no effect.

To be approved, the approval of the amendment to increase the number of shares of Common Stock authorized for issuance under the 2013 Equity Incentive Plan must receive FOR votes from the holders of a majority of the shares either present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have no effect.

Can I change my mind and revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	attend the Annual Meeting and vote in person;

●	submit a written notice of revocation to us prior to or at the Annual Meeting; or

●	submit another proxy of a later date that is properly executed prior to or at the Annual Meeting.

Your most current proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Will my vote be confidential?

Yes. We will continue our practice of keeping the votes of all stockholders confidential. Stockholder votes will not be disclosed to our directors, officers, employees or agents, except:

●	as necessary to meet applicable legal requirements;

●	in a dispute regarding authenticity of proxies and ballots;

●	in the case of a contested proxy solicitation, if the other party soliciting proxies does not agree to comply with the confidential voting policy; or

●	when a stockholder makes a written comment on the proxy card or otherwise communicates the vote to management.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.

What proxy materials are available on the internet?

The Proxy Statement and Annual Report on Form 10-K are available at https://materials.proxyvote.com/58468P.

Where is our Common Stock traded?

Our Common Stock is traded and quoted on The NASDAQ Global Market, or NASDAQ, under the symbol “MNOV” and on the Jasdaq Market of the Tokyo Stock Exchange under the code “4875.”

IMPORTANT

We are making this proxy statement and our annual report available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or before April 26, 2018, we intend to mail to our stockholders (i) a copy of this proxy statement, a proxy card and our annual report or (ii) a notice (the “Notice”) containing instructions on how to access and review this proxy statement and our annual report. The Notice also instructs you how you may submit your proxy over the Internet or via telephone. If you received a Notice and wouldlike to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

  MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF CLASS II DIRECTOR

General

The Board currently consists of five members divided into three classes, each serving staggered three-year terms as follows:

•	Class I, whose term will expire at the annual meeting of stockholders to be held in 2020;
•	Class II, whose term will expire at the annual meeting; and
•	Class III, whose term will expire at the annual meeting of stockholders to be held in 2019.

The Class II member of the Board is scheduled for election at the Annual Meeting. The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has designated, Yuichi Iwaki, the Class II incumbent director, to be elected as the Class II director at the Annual Meeting. If elected at the Annual Meeting, the Class II director will hold office until the annual meeting of stockholders in 2021 and until a successor has been duly elected and qualified unless he resigns or is removed. If the Class II director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designed by the Board, taking into account a recommendation by the Nominating and Corporate Governance Committee, if any, to fill the vacancy.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The Class II director nominee receiving the highest number of affirmative votes will be elected. The nominee has agreed to serve if elected. Our management has no reason to believe that the nominee will be unable to serve.

Biographical Information

Biographical information concerning the Class I directors whose term of office expires at the 2020 annual meeting of stockholders is set forth below.

Name	Age	Principal Business Experience

Jeff Himawan, Ph.D.	53

Jeff Himawan, Ph.D. has served as a director since January 2006 and became Chairman of the Board of Directors in March 2007. Dr. Himawan is a Managing Director of Essex Woodlands Health Ventures, L.P., which he joined in 2001. Essex Woodlands Health Ventures and its affiliates own approximately 2.8% of our Common Stock. Prior to joining Essex Woodlands Health Ventures, Dr. Himawan was Managing Director and Co-founder of Seed-One Ventures, LLC. Prior to Seed-One Ventures, he was a scientist in academic and industrial settings. He has served as a director of Horizon Pharma, Inc., a company listed on The NASDAQ Stock Market, since 2007. Dr. Himawan also served as a member of the Board of Iomai Corporation from 2002 to 2007. Dr. Himawan holds a B.S. in biology from the Massachusetts Institute of Technology and a Ph.D. in biological chemistry and molecular pharmacology from Harvard University. Based on his background in corporate finance and capital raising and his extensive experience in the biotechnology industry, the Board believes Dr. Himawan has the appropriate set of skills to serve as a member of our Board.

Hideki Nagao	64

Hideki Nagao was appointed to the Board in November 2017. He complements the Medicinova Board with 40 years of experience in finance and corporate law with financial institutions in Japan. Mr. Nagao started his career at Development Bank of Japan and, in 2006, he accepted the position of General Manager, Department of Venture Business Finance. In 2008, he moved to SG Holdings Co. Ltd. In 2009, Mr. Nagao served as President Sagawa Financials, Inc., as Director of Sagawa Global Logistics in 2012 and as President of SG Assetmax Co. Ltd in 2013. Currently, Mr. Nagao is an Auditor at Sagawa Advance Co. Ltd and SG System Co. Ltd. Mr. Nagao holds a degree from the Faculty of Law of Tokyo University. He previously served as a Board Member for MediciNova from 2004 – 2010.

Biographical information concerning the Class II director nominee whose term of office expires at the annual meeting of stockholders is set forth below.

Name	Age	Principal Business Experience

Yuichi Iwaki, M.D., Ph.D.	68

Yuichi Iwaki, M.D., Ph.D. is a founder of our Company and served as the Chairman of the Board of Directors from our inception in September 2000 to March 2007, becoming Executive Chairman in July 2005, Acting Chief Executive Officer as of September 2005 and President and Chief Executive Officer as of March 2006. From September 2001 until January 2007, Dr. Iwaki also served as our consultant in connection with financing transactions and business development activities. Dr. Iwaki was a member of the board of directors of Avigen, Inc. from 1994 to 2008. He holds three professorships at the University of Southern California School of Medicine in the Departments of Urology, Surgery and Pathology and has been Director of the Transplantation Immunology and Immunogenetic Laboratory since 1992. Dr. Iwaki is also a visiting professor at the Toho University School of Medicine. Prior to joining the faculty at the University of Southern California School of Medicine, Dr. Iwaki held two professorships at the University of Pittsburgh School of Medicine in the Departments of Surgery and Pathology from 1989 through 1991. Dr. Iwaki received both his M.D. and Ph.D. degrees from Sapporo Medical School in Sapporo, Japan. Dr. Iwaki is the author of more than 200 peer-reviewed publications and more than 40 book chapters. Dr. Iwaki has been advising pharmaceutical companies and venture capital funds regarding research and investment strategies for over 30 years and serves on the board of directors of several biotechnology companies. Based on his medical background, relationships with leading Japanese biotechnology companies and extensive experiences as a professor and as an advisor to pharmaceutical companies, the Board believes Dr. Iwaki has the appropriate set of skills to serve as a member of our Board.

 Biographical information concerning the Class III directors whose term of office expires at the 2019 annual meeting of stockholders is set forth below.

Name	Age	Principal Business Experience

Yutaka Kobayashi	54

Yutaka Kobayashi has served as a director since October 2013. He has more than 20 years of experience in business. He has served as a consultant or special advisor to various companies. In addition, he was elected a member of Upper House in Japan in 2001 and re-elected in 2007. He also served as Vice Minister of Economy, Trade and Industry in Japan in 2005. He graduated from Waseda University and was a Fellow at Nitze School of Advanced International Studies at Johns Hopkins University. Based on his significant leadership experience in the Japan legislature and his extensive business experience, the Board believes Mr. Kobayashi has the appropriate set of skills to serve as a member of our Board.

Yoshio Ishizaka	78

Yoshio Ishizaka has served as a director since April 2014. He has 50 years of experience in marketing and product development with Toyota Motor Corporation (TMC). His international experience includes assignments in Japan, Europe and the U.S. Mr. Ishizaka started his career at TMC after graduating with a degree in law from the Hitotsubashi University in Japan. He served as Senior Vice President and Chief Coordinating Officer at Toyota Motor Sales, U.S.A, Inc. (TMS) from 1986 to 1990 and was instrumental in the development of the Lexus Division. He accepted the appointment of General Manager of TMC’s Europe Division in 1990 where he built an integrated, local organization in Europe. In 1992, he was named to TMC’s Board of Directors and returned to TMS U.S.A. to serve as President from 1996 to 1999. He returned to Japan in 1999, whereupon he was promoted to Senior Managing Director in charge of overseas operations. In 2001, he was promoted to Executive VP in overseas operations for TMC, and in 2005, became Senior Advisor to the TMC Board. The Board believes Mr. Ishizaka has the appropriate set of skills to serve as a member of our Board based on his extensive experience in marketing and product development  in the United States and internationally.

Required Vote

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The Class II director nominee receiving the highest number of affirmative votes will be elected. The nominee has agreed to serve if elected. Our management has no reason to believe that the nominee will be unable to serve.

The Board recommends a vote “FOR” election of Dr. Iwaki as Class II Director.

CORPORATE GOVERNANCE

Director Independence

As required under NASDAQ listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent” as affirmatively determined by the Board. The Board of Directors consults with our outside counsel to ensure that the Board of Directors’ determinations are consistent with relevant listing standards, securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and MediciNova, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable NASDAQ listing standards: Dr. Himawan and Messrs. Nagao, Ishizaka and Kobayashi. In making this determination, the Board found that none of the above directors had a material or other disqualifying relationship with us. Dr. Iwaki, our President and Chief Executive Officer, is not independent under the NASDAQ rules by virtue of his current employment with us.

Nominations for Directors

The Board has as an objective that its membership be composed of experienced and dedicated individuals with diversity of experience, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination for election. The Nominating and Corporate Governance Committee will select candidates for election as director based on their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. The satisfaction of these criteria is implemented and assessed through ongoing consideration of the directors and nominees by the Nominating and Corporate Governance Committee and the Board. Based on these activities and its review of the current composition of the Board and the director-nominee, the Nominating and Corporate Governance Committee and the Board believe that these criteria have been satisfied.

The Nominating and Corporate Governance Committee believes that nominees for director should have relevant experience, such as experience in management or accounting and finance or industry and technology knowledge that may be useful to us and the Board, high personal and professional ethics and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. Diversity in professional experience, skills and other individual qualities and attributes that contribute to Board heterogeneity are among the factors that the Nominating and Corporate Governance Committee typically takes into account and seeks to foster in identifying nominees so that members of the Board represent different viewpoints and backgrounds.

The Nominating and Corporate Governance Committee believes it appropriate for a majority of the members of the Board to meet the definition of “independent director” under the NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate a director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, the Nominating and Corporate Governance Committee will consider various candidates for Board membership, including those suggested by the members of the Nominating and Corporate Governance Committee, other Board members, members of management, any executive search firm engaged by the Nominating and Corporate Governance Committee and stockholders. Once a slate of candidates is chosen by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee recommends the candidates to the entire Board, and the Board then determines whether to designate the slate to be elected at the annual meeting of stockholders.

The Nominating and Corporate Governance Committee evaluates any nominees recommended by stockholders in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. A stockholder who wishes to suggest a prospective nominee for the Board should notify any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate, which should be sent to our corporate headquarters at 4275 Executive Square, Suite 300, La Jolla, California 92037.

In addition, our Amended and Restated Bylaws, or the Bylaws, contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the annual meeting of stockholders. In order to be considered, a recommendation for a candidate by a stockholder must be timely delivered in writing to us and otherwise comply with the provisions of the Bylaws. The recommendation must include the following written information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the person, (iv) a statement as to the person’s citizenship, and (v) any other information that is required to be disclosed in solicitations for proxies for election of directors under Section 14 of the Exchange Act and the related rules and regulations under that section, and (b) as to the stockholder making the nomination, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the stockholder. The Nominating and Corporate Governance Committee may also require any proposed nominee to furnish such other information as may reasonably be required by the Nominating and Corporate Governance Committee to determine the eligibility of such proposed nominee to serve as director. The recommendation should be sent to: Nominating and Corporate Governance Committee, MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037. You can obtain a copy of the Bylaws by writing to us at this address.

Board Leadership Structure and Risk Oversight Function of the Board

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that Board leadership structure may vary as circumstances warrant. The leadership structure of our Board currently consists of an independent Chairman of the Board who oversees the Board and works closely with our Chief Executive Officer regarding Board matters. Our Chief Executive Officer, Dr. Iwaki, does not serve as our Chairman as we believe this structure enhances the independence of our Board. Each of our Board committees is chaired by a different director who reports to the full Board on the activities and decisions made by the committees. We believe this leadership structure, with separate roles of Chairman and Chief Executive Officer and different directors chairing each of our committees, helps to facilitate efficient decision-making and communication among our directors.

Subject to active oversight by the Board, our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. Our Board receives operations and strategic presentations from management, which presentations include discussions of the principal risks to our business. In addition, the Board has delegated certain risk oversight functions to each of its committees.

The Audit Committee assists the Board in risk oversight functions related to specific areas such as treasury management, equity administration and contracts policy. The Audit Committee also reviews and discusses with management our system of disclosure controls and procedures and our internal controls over financial reporting. The Compensation Committee assists the Board in risk oversight functions related to our compensation policies and programs and employee retention issues. The Nominating and Corporate Governance Committee assists the Board in risk oversight functions related to important compliance matters, including periodic reviews of the Code of Ethics and Code of Business Conduct to ensure compliance with applicable securities laws and regulations and stock market rules. We believe that this leadership structure enhances our efficiency in fulfilling our oversight functions with respect to our business and facilitates division of risk management oversight responsibilities among the full Board, each of its committees and our management team.

Communications

If you wish to communicate with the Board, you may send your communication in writing to: Chairman of the Board of Directors, MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, who will forward all material communications received to the appropriate director or directors or committee of the Board based on the subject matter. You must include your name and address in the written communication and indicate whether you are a stockholder of ours.

Code of Ethics and Code of Business Conduct

We have adopted a Code of Ethics for Senior Officers for the Chief Executive Officer, Chief Financial Officer and key management employees who have been identified by the Board. We also have adopted a Code of Business Conduct that applies to employees, consultants, representatives, officers and directors. Each of the Code of Ethics for Senior Officers and Code of Business Conduct may be found under the Investor Relations-Corporate Governance section of our website at www.medicinova.com. We will post on our website (i) any waiver, if and when granted, to any provision of the Code of Ethics for Senior Officers or Code of Business Conduct (for executive officers or directors) and (ii) any amendment to the Code of Ethics for Senior Officers or Code of Business Conduct.

MEETINGS AND COMMITTEES OF THE BOARD

Board Meetings and Committees

The Board held 8 meetings during the year ended December 31, 2017. Each Board member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he served during the portion of the last fiscal year for which he was a director or committee member. We encourage, but do not require, our directors to attend the annual meetings of stockholders. One of our directors attended the 2017 annual meeting of stockholders.

Independent Directors and Audit Committee

The members of the Audit Committee each meet the independence standards established by the U.S. Securities and Exchange Commission, or the SEC, and NASDAQ for audit committees. Each member of the Audit Committee has been selected by the Board based on its determination that the Audit Committee members are fully qualified to monitor the performance of management, the public disclosures by us of our financial condition and results of operations, our internal control over financial reporting and the performance of our independent registered public accounting firm, as well as to analyze and evaluate our financial statements, and otherwise meet the applicable requirements of the NASDAQ Marketplace Rules. The Board believes that Mr. Ishizaka, Chairman of the Audit Committee, fulfills the requirements of NASDAQ’s Marketplace Rule 5605(c)(2), which requires at least one Audit Committee member have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. The Board of Directors has also determined that Mr. Ishizaka qualifies as an “audit committee financial expert,” as defined in applicable SEC rules, and also possesses the financial sophistication and requisite experience as required under NASDAQ listing standards, based on his significant financial and operational experience.

Board Committees and Charters

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee determines the composition of these committees. Each member of these committees is an independent director in accordance with the applicable rules and regulations of the SEC and the NASDAQ listing standards. Each committee is governed by a written charter approved by the Board. A copy of each charter can be found under the Investor Relations-Corporate Governance section of our website at www.medicinova.com. The number of members, names of current members, number of meetings held during the last fiscal year and functions of each committee are set forth below:

Audit Committee

Number of Members:	Three

Members:	Mr. Ishizaka (Chairman) Dr. Himawan Mr. Kobayashi

Number of Meetings:	Four

Functions:

The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing its reports regarding our consolidated financial statements and system of internal accounting control over financial reporting. The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm and for ensuring that such firm is independent of management.

Compensation Committee

Number of Members:	Three

Members:	Dr. Himawan (Chairman) Mr. Ishizaka Mr. Kobayashi

Number of Meetings:	One

Functions:

The Compensation Committee determines our general compensation policies and practices. The Compensation Committee also reviews and approves compensation packages for our officers and, based on such review, recommends overall compensation packages for the officers to the Board. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock incentive and employee stock purchase plans.

Compensation Committee Processes and Procedures:

Typically, the Compensation Committee meets at least annually or more frequently as needed. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, the Compensation Committee did not engage any outside consultant as a compensation consultant.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which recommends to the Board any adjustments to his compensation as well as awards to be granted. As part of its deliberations with respect to all executives and directors, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and analysis of executive and director compensation paid at other companies.

Nominating and Corporate Governance Committee

Number of Members:	Three

Members:	Mr. Kobayashi (Chairman) Dr. Himawan Mr. Ishizaka

Numbers of Meetings:	One

Functions:

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. The Nominating and Corporate Governance Committee also oversees our corporate governance guidelines and reporting and makes recommendations to the Board concerning corporate governance matters.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee is charged with the responsibility of reviewing potential conflicts of interest, and reviewing and approving all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. Our Audit Committee has not adopted any specific procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented

We have entered into indemnification agreements with each of our executive officers and directors. In addition, our executive officers and directors are indemnified under the General Corporation Law of the State of Delaware and our Bylaws to the fullest extent permitted under Delaware law. We also have a directors’ and officers’ liability insurance policy that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP, or BDO, as our independent registered public accounting firm for the fiscal year ending December 31, 2018. A representative of BDO is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by the Bylaws or otherwise, we are submitting the selection of BDO to the stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees paid by us for professional services rendered by BDO for the fiscal years ended December 31, 2017 and 2016, as applicable.

	Fiscal Year Ended
	December 31,
	BDO	BDO
	2017	2016
Audit Fees (1)	$287,452	$270,219
Tax Fees (2)	—	—
Other Fees (3)	—	—
Total	$287,452	$270,219

(1)

Fees for audit services include fees associated with the annual audit, including the audit of internal control over financial reporting, the reviews of the Company’s quarterly reports on Form 10-Q and services that are normally provided by the accountant for statutory and regulatory filings or engagements.

(2)	BDO did not render professional services for federal, state or international tax compliance
(3)	BDO did not render any non-audit related professional services.

Pre-Approval Policy and Procedures

It is our policy that all audit and non-audit services to be performed by our independent registered public accounting firm be approved in advance by the Audit Committee. The Audit Committee will not approve the engagement of our independent registered public accounting firm to perform any service that such firm would be prohibited from providing under the rules and regulations of the SEC and the applicable NASDAQ Marketplace Rules. In assessing whether to approve use of our independent registered public accounting firm for permitted non-audit services, the Audit Committee tries to minimize relationships that could impair the objectivity of such firm. The Audit Committee will approve permitted non-audit services by our independent registered public accounting firm only when it will be more effective or economical to have such services provided by such firm and where the nature of the services will not impair such firm’s independence. During the fiscal years ended December 31, 2017 and 2016, all audit services performed by our independent registered public accounting firm were approved in advance by the Audit Committee, and there were no non-audit services.

Required Vote

Ratification of the appointment of BDO as our independent registered public accounting firm will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm for us. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent account firm at any time during the subsequent year if the Board determines that such a change would be in the best interests of MediciNova and our stockholders.

The Board recommends a vote “FOR” ratification of appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2018.

PROPOSAL THREE:

APPROVAL OF AN AMENDMENT TO

THE 2013 EQUITY INCENTIVE PLAN TO INCREASE AUTHORIZED SHARES

Our board of directors is recommending that our stockholders approve an amendment to our 2013 Equity Incentive Plan (the “2013 Plan”) to increase the number of shares of our Common Stock that are available for issuance under the 2013 Plan by 1,500,000 (the “Amendment”).  Our board of directors approved the Amendment on April 11, 2018 subject to stockholder approval.  Other than the increase in shares, the Amendment effects no other material changes to the 2013 Plan.

As of April 12, 2018 (the Record Date), there were options to purchase 5,071,000 shares of our Common Stock outstanding under the 2013 Plan.  As of April 12, 2018, 53,592 shares remained available for future equity grants under the 2013 Plan.  As of April 12, 2018, the fair market value of a share of our Common Stock (as determined by the closing price quoted on the NASDAQ on such date) was $13.23.

Our board of directors believes the proposed Amendment is necessary to the long-term health of our company.  We provide long-term incentives to our executives and employees in the form of equity compensation, which we believe aligns their interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company.  Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified employees.  The proposed Amendment is intended to provide us with a sufficient number of shares to satisfy our expected equity grant requirements through the first half of 2019, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant awards.  The additional 1,500,000 shares of our Common Stock that would become available for grant under the 2013 Plan represents approximately 4% of the total number of shares of our Common Stock outstanding as of April 12, 2018.

The complete text of the 2013 Plan, as proposed to be amended, is attached as Exhibit I to this Proxy Statement. Stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to the complete text of the 2013 Plan. If there is any inconsistency between the description of the 2013 Plan included in this Proxy Statement and the terms of the 2013 Plan, or if the description of the 2013 Plan included in this Proxy Statement is inaccurate in any respect, the terms of the 2013 Plan shall govern.

Description of the 2013 Plan

Our Board of Directors adopted the 2013 Plan on April 21, 2013 and was subsequently approved by our stockholders.  Unless terminated earlier, the 2013 Plan will terminate on April 21, 2023.

Purpose of the 2013 Plan.  The 2013 Plan is designed to provide incentives for our employees, directors and consultants to exert maximum efforts for the success of MediciNova or any affiliate of ours, and to provide a means by which eligible recipients may be given an opportunity to benefit from increases in the value of our Common Stock.

Types of Awards Available Under the 2013 Plan.  The 2013 Plan provides for the grant of (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards, (vi) other stock awards, and (vii) performance awards that may be settled in cash, stock, or other property.

Eligibility to Receive Awards. Our employees, directors and consultants are eligible to participate in the 2013 Plan, and each of these individuals may receive all types of awards, other than incentive stock options, which may only be granted to our employees (including officers).

Shares Subject to the 2013 Plan.  Currently, the total number of shares of our Common Stock available for issuance under the 2013 Plan is equal to the sum of (i) 3,700,000 shares, and (ii) any Returning Shares (as defined below), as such shares become available from time to time (such sum, the “Share Reserve”).  The “Returning Shares” are shares subject to outstanding awards granted under our 2004 Equity Incentive Plan that, from and after the effective date of the 2013 Plan, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to vest in those shares, are repurchased at the original issuance price or are otherwise reacquired or withheld to satisfy a tax withholding or purchase price obligation in connection with such award.

If a stock award granted under the 2013 Plan expires or terminates for any reason prior to exercise or settlement or if the shares subject to the stock award are forfeited because of the failure to vest in the shares or are repurchased at the original issuance price or are otherwise reacquired or withheld to satisfy a tax withholding or purchase price obligation in connection with such award, then the shares that expire or are forfeited, repurchased or withheld to satisfy taxes will again become available for issuance under the 2013 Plan.

If the Amendment described in this proposal is approved, the Share Reserve will increase to the sum of (i) 5,200,000 and (ii) any Returning Shares, as such shares become available from time to time.

Administration of the 2013 Plan.  The 2013 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2013 Plan to a committee or committees. Our Board of Directors has delegated concurrent authority to administer the 2013 Plan to the Compensation Committee, but may, at any time, revert to itself some or all of the power previously delegated to the Compensation Committee. Each of the Board of Directors and the Compensation Committee is considered to be a Plan Administrator and thus has broad authority to administer, interpret and construe the 2013 Plan and awards granted under the 2013 Plan. The Plan Administrator may, among other things, determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2013 Plan. All determinations, interpretations and constructions made by the Plan Administrator in good faith will be final, binding and conclusive.  The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our Common Stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Types of Awards

Awards issued under the 2013 Plan will be evidenced by a written agreement entered into between our Company and the recipient of the award. Such agreements will recite the specific terms and conditions of the award.

Stock Options.  Stock options may be granted under the 2013 Plan pursuant to stock option agreements.  The Plan Administrator determines the number of shares covered by each stock option and the exercise price per share of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option.  The Plan Administrator may not subsequently reduce the exercise price of an option without stockholder approval.  The term of options granted under the 2013 Plan may not exceed ten years and, in some cases, may not exceed five years, as described below.

Stock options granted under the 2013 Plan may be either incentive stock options or nonstatutory stock options.  Incentive stock options are subject to various limitations and requirements set forth in the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations, including that (i) the per share exercise price for any incentive stock option granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of a share of our Common Stock on the date of grant and the expiration date of the option must not be later than five years after the grant date, and (ii) the aggregate fair market value (determined at the date of grant) of our Common Stock subject to all incentive stock options held by a participant that are first exercisable in any single calendar year cannot exceed $100,000.

Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option under the 2013 Plan will be determined by the Plan Administrator and may include: (i) cash, check, bank draft or money order; (ii) payment pursuant to a program developed under Regulation T, as promulgated by the Federal Reserve Board; (iii) shares of our Common Stock previously owned by the participant; or (iv) any combination of the foregoing methods.

Unless the terms of a participant’s stock option agreement or other agreement with us provides for an earlier or later expiration date, if a participant’s service relationship with us, or any affiliate of ours, ceases due to disability, death (or the participant dies within a certain period, if any, following cessation of service), the participant, or his or her beneficiary or estate, as applicable, may exercise any vested stock options for up to 12 months after the date the service relationship ends due to the participant’s disability or for up to 18 months after the date of the participant’s death.

Except as explicitly provided otherwise in a participant’s stock option agreement or other agreement with us, if a participant’s service relationship with us, or any affiliate of ours, terminates due to a “for cause” termination, the participant will forfeit all vested and unvested options as of the date of the termination for cause, and the participant may not exercise any stock options after such date.

Except as explicitly provided otherwise in a participant’s stock option agreement or other agreement with us, if a participant’s service relationship with us, or any affiliate of ours, ceases for any other reason other than due to disability, death, or termination for cause, the participant may exercise any vested stock options for up to three months after the date the service relationship ends.

If the participant does not exercise his or her stock option within the applicable time frame, the stock option will automatically terminate.

Generally, a participant may not transfer a stock option granted under the 2013 Plan other than by will or the laws of descent and distribution or pursuant to a domestic relations order or an official marital settlement agreement.  However, subject to the approval of the Board of Directors or a duly authorized officer, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Stock Appreciation Rights.  Stock appreciation rights may be granted under the 2013 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock equivalents. The exercise price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the Plan Administrator and set forth in the stock appreciation rights agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2013 Plan.

Restricted Stock Awards.  Restricted stock awards may be granted under the 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our Common Stock issued in respect of a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator and set forth in the restricted stock award agreement. Under the 2013 Plan, a restricted stock award may provide that dividends paid on shares of restricted stock covered by the award will be subject to the same vesting and forfeiture restrictions as apply to the shares of the restricted stock award to which they relate. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, upon a participant’s termination of continuous service, we may receive through a forfeiture condition or a repurchase right, any or all of the shares that have not vested as of the date of termination under the terms of the restricted stock award agreement.

Restricted Stock Unit Awards.  Restricted stock unit awards may be granted under the 2013 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Plan Administrator. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Restricted stock units will be settled by the delivery of shares of our Common Stock, in cash, by a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Under the 2013 Plan, dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award and, in the sole discretion of the Plan Administrator, may be converted into additional shares of our Common Stock covered by such restricted stock unit award. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards.  The 2013 Plan also allows us to grant cash and stock-based performance awards.

Performance Stock Awards.  A performance stock award is a stock award that may be granted, may vest, or may be exercised or payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee. In addition, to the extent permitted by applicable law and the award agreement, the Board (or Compensation Committee, as applicable) may determine that cash may be used in payment of performance stock awards.

Performance Cash Awards.  A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee. The Board (or Compensation Committee, as applicable) may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the Board (or Compensation Committee, as applicable) may specify, to be paid in whole or in part in cash or other property.

General Terms of 2013 Plan

Performance Goals and Code Section 162(m) Considerations. Section 162(m) of the Code places a limit of $1,000,000 on the compensation that we may deduct in any year with respect to Covered Employees (as defined below in the section entitled “Certain Federal Income Tax Information”).

For tax years prior to 2018, federal tax law exempted from this loss-deduction rule certain qualified performance-based compensation, as defined under Section 162(m) of the Code and the related regulations.  To date, including because we have significant net loss carryforwards and do not expect to pay corporate income tax for the foreseeable future, tax deductibility of our executive compensation has not been a a significant factor in determining the structure of our compensation programs.  The 2013 Plan was structured to allow us to grant cash- and stock-based performance awards that qualified under the now-repealed exemption as performance-based compensation but did not limit our ability to grant awards not intended to so qualify.  In recent years we have granted stock options that we believe qualify as performance-based compensation.

Plan awards granted to Covered Persons prior to November 2, 2017 that qualified as performance-based compensation can continue under certain circumstances, to so qualify and therefore may be fully deductible to us. Awards granted after that date will be subject to the general Section 162(m) loss deduction rule and therefore may not be fully deductible.

The annual per person grant limits on awards that apply under the 2013 Plan are as follows:

Limit Per Fiscal Year
Equity Awards	200,000 shares
Cash Awards	$300,000

The 2013 Plan specifies performance conditions that the Compensation Committee including: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) clinical goals; and (34) financing goals. The Compensation Committee may grant awards under the 2013 Plan subject to performance conditions not included in the above list.

Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the 2013 Plan, unless specified otherwise by the Compensation Committee or the Board in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established, the Compensation Committee (or, if not required for compliance with Section 162(m) of the Code, the Board) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Compensation Committee or the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period.

Changes to Capital Structure.  In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the 2013 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; (iii) the class(es) and maximum number of securities that may be awarded to any person during a fiscal year; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards. The Plan Administrator will make such adjustments and its determination will be final, binding and conclusive.

Corporate Transactions; Change in Control.  In the event of certain corporate transactions (as defined in the 2013 Plan), the Plan Administrator has the discretion to take one or more of the following actions with respect to outstanding stock awards, contingent upon the closing or completion of the corporate transaction:

•	Arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity (or its parent company);
•

Arrange for the assignment of any reacquisition or repurchase rights applicable to any shares of our Common Stock issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	Accelerate the vesting and exercisability of a stock award followed by the termination of the stock award;
•	Arrange for the lapse of any reacquisition or repurchase rights applicable to any shares of our Common Stock issued pursuant to a stock award;
•

Cancel or arrange for the cancellation of a stock award, to the extent not vested or not exercised prior to the effective date of the corporate transaction, in exchange for cash consideration, if any, as the Plan Administrator, in its sole discretion, may consider appropriate; and

•

Arrange for the surrender of a stock award in exchange for a payment equal to the excess of (1) the value of the property the holder of the stock award would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

 The Plan Administrator need not take the same action for each award.

A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2013 Plan), as provided in the stock award agreement or any other written agreement between us and the participant, but in the absence of such provision, no acceleration shall occur.

Plan Amendments and Termination.  The Plan Administrator will have the authority to amend or terminate the 2013 Plan at any time. However, except as otherwise provided in the 2013 Plan, no amendment or termination of the 2013 Plan may materially impair a participant’s rights under an outstanding award without the participant’s written consent. We will obtain stockholder approval of any amendment to the 2013 Plan as required by applicable law and listing requirements. Unless earlier terminated by the Plan Administrator, the 2013 Plan will automatically terminate on April 21, 2023.

Governing Law. The 2013 Plan is governed by the laws of the State of California.

Certain Federal Income Tax Information

The following is a general summary of the federal income tax consequences to the Company and to U.S. participants for awards granted under the 2013 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. The Company advises participants to consult with their own tax advisors regarding the tax implications of their awards under the 2013 Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option has no taxable ordinary income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock acquired under the incentive stock option for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain or loss. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary equal to the difference between the exercise price and fair market value of the stock as of the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would generally be short or long term capital gain or loss depending on whether the shares have been held by the participant for more than one year. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short or long term capital gain or loss depending on whether the shares had been held by the participant for more than one year.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares received would be short term or long term capital gain or loss depending on whether the shares had been held by the participant for one year or more after exercise.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to a Code Section 83(b) election. Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares.

Restricted Stock Units. No taxable income is generally reportable when unvested restricted stock units are granted to a participant. Upon settlement of the vested restricted stock units, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the vested stock units.

Withholding Obligations; Income Tax Effects for the Company. Award amounts required to be recognized by participants as ordinary income are generally subject to income and payroll tax withholding obligations, except with respect to ordinary income recognized upon a disqualifying disposition of incentive stock option shares. The Company generally will be entitled to a tax deduction in connection with an award under the 2013 Plan in an amount equal to the ordinary income recognized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option).

Internal Revenue Code Section 162(m) Limits. For years prior to 2018, Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one fiscal year with respect to the Company’s principal executive officer and each of the other three most highly compensated executive officers (other than the principal financial officer). For years beginning with 2018, compensation paid to the Company’s principal financial officer is also subject to this loss deduction rule.  Executives whose compensation is subject to this rule are referred to herein as “Covered Employees”.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of the requirements of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2013 Plan (such as restricted stock units). The intent is for the 2013 Plan, including any awards available thereunder, to either be exempt from, or comply with the requirements of section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

Existing Plan Benefits

The following table sets forth the number of shares subject to stock options granted under the 2013 Plan as of April 12, 2018 (the Record Date).  These share numbers do not take into account the effect of options that have been canceled or that expired unexercised and do not reflect shares subject to other types of awards that have been granted to participants under the 2013 Plan.

Name and Position	Number of Option Shares
Yuichi Iwaki, M.D., Ph.D., President and Chief Executive Officer	1,810,000
Ryan Selhorn, CPA, Chief Financial Officer	—
Kazuko Matsuda, M.D., Ph.D., Chief Medical Officer	1,195,000
Masatsune Okajima, Vice President and Head of Japanese Office	580,000
Geoffrey O’Brien, J.D./M.B.A., Vice President	845,000
All current executive officers as a group	4,430,000
All non-employee directors as a group	200,000
All employees as a group (excluding executive officers as a group)	441,000

Securities Authorized For Issuance Under Equity Compensation Plan

We have two equity compensation plans under which shares of our Common Stock are authorized for issuance to eligible employees, directors, and consultants: (i) the 2004 Plan and (ii) the 2013 Plan. The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2017:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	5,514,038	$4.03	1,215,592
Equity compensation plans not approved by stockholders	—	—	—
Total	5,514,038	$4.03	1,215,592

Our Board of Directors approved the 2013 Plan in April 2013, and it was subsequently approved by our stockholders.

The 2013 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property. As of December 31, 2017, options to purchase 3,946,000 shares of our Common Stock were outstanding under the 2013 Plan.

Our Board of Directors and stockholders approved the 2004 Plan. No further awards were granted under the 2004 Plan following stockholder approval of our 2013 Plan. Options outstanding under the 2004 Plan will continue to be governed by their existing terms. As of December 31, 2017, options to purchase 1,568,038 shares of our Common Stock were outstanding under the 2004 Plan.

Required Vote

To be approved, the amendment to increase the number of shares of our Common Stock authorized for issuance under the 2013 Equity Incentive Plan by 1,500,000 shares must receive  FOR  votes from the holders of a majority of the shares either present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If you  ABSTAIN  from voting, it will have the same effect as an  AGAINST  vote. Broker non-votes will have no effect.

The Board recommends a vote “FOR” approval of the amendment to increase number of shares of Common Stock authorized for issuance under the 2013 Equity Incentive Plan by 1,500,000 shares.

EXECUTIVE OFFICERS

The following table sets forth certain information, as of the date of this Proxy Statement, regarding each of our executive officers.

Name	Position	Age	Principal Business Experience
Yuichi Iwaki, M.D., Ph.D.	President and Chief Executive Officer	68

Yuichi Iwaki, M.D., Ph.D. is a founder of our Company and served as the Chairman of the Board of Directors from our inception in September 2000 to March 2007, becoming Executive Chairman in July 2005, Acting Chief Executive Officer in September 2005 and President and Chief Executive Officer in March 2006. He served as Acting Chief Financial Officer from November 2013 to April 2014. From September 2001 until January 2007, Dr. Iwaki also served as our consultant in connection with financing transactions and business development activities. Dr. Iwaki was a member of the board of directors of Avigen, Inc. from 1994 to 2008. He holds three professorships at the University of Southern California School of Medicine in the Departments of Urology, Surgery and Pathology and has been Director of the Transplantation Immunology and Immunogenetic Laboratory since 1992. Dr. Iwaki is also a visiting professor at the Toho University School of Medicine. Prior to joining the faculty at the University of Southern California School of Medicine, Dr. Iwaki held two professorships at the University of Pittsburgh School of Medicine in the Departments of Surgery and Pathology from 1989 through 1991. Dr. Iwaki received both his M.D. and Ph.D. degrees from Sapporo Medical School in Sapporo, Japan. Dr. Iwaki is the author of more than 200 peer-reviewed publications and more than 40 book chapters. Dr. Iwaki has been advising pharmaceutical companies and venture capital funds regarding research and investment strategies for over 30 years and serves on the board of directors of several biotechnology companies. Based on his medical background, relationships with leading Japanese biotechnology companies and extensive experiences as a professor and as an advisor to pharmaceutical companies, the Board believes Dr. Iwaki has the appropriate set of skills to serve as a member of our Board.

Masatsune Okajima	Vice President and Head of Japanese Office	50

Masatsune Okajima was appointed as our Vice President and Head of Japanese Office in September 2006. Prior to joining us, he served as Deputy General Manager at Daiwa Securities SMBC Co., Ltd. beginning in 2002. From 1999 through 2002, Mr. Okajima served as Manager, Daiwa Securities SB Capital Markets Co., Ltd. (now Daiwa Securities SMBC Co., Ltd.). From 1996 to 1999, Mr. Okajima served as Manager, Sumitomo Capital Securities Co., Ltd. and between 1991 and 1996 Mr. Okajima served in various positions at Sumitomo Bank, Ltd. (now Mitsui Sumitomo Bank). Mr. Okajima received a B.S. degree from the Department of Science and Technology, Tokyo Science University.

Kazuko Matsuda, M.D., Ph.D., MPH	Chief Medical Officer	52

Kazuko Matsuda was appointed as our Chief Medical Officer on September 1, 2011. Dr. Matsuda served as our Vice President of Clinical Development from April 2010 to September 2011. Dr. Matsuda has responsibility for all of our clinical development. From August 2008 to November 2009, Dr. Matsuda served as an assistant professor with the University of Southern California, Keck School of Medicine. From August 2005 to July 2008, Dr. Matsuda served as Clinical Fellow with the Children’s Hospital Los Angeles. Dr. Matsuda commenced her residency in internal medicine/pediatrics at Michigan State University and completed a pediatric residency at Loma Linda University. Dr. Matsuda is a board certified pediatrician in both the United States and Japan. Dr. Matsuda holds an M.D. and Ph.D. from Sapporo Medical University School of Medicine and an MPH from Harvard University, School of Public Health.

Geoffrey O’Brien, J.D./M.B.A.	Vice President	49

Geoffrey O’Brien was promoted to Vice President in October 2013, having previously served as our Senior Director, Business Development and Strategic Planning since 2012, and as Director, Business Development since 2009. Prior to joining us, Mr. O’Brien was an equity research analyst covering pharmaceutical and biotechnology companies at several investment banks including UBS Securities, Nomura Securities, and Punk Ziegel, working at the Vice President level from 2004 to 2008. He was also a healthcare investment banker at Donaldson, Lufkin & Jenrette/Credit Suisse First Boston. Prior to graduate school, he worked on the successful development of a biotechnology product at The Liposome Company. Mr. O’Brien received a B.S. in chemistry, cum laude, from the University of Delaware and completed his J.D. and M.B.A. simultaneously at Vanderbilt Law School and Owen Graduate School of Management at Vanderbilt University.

Ryan Selhorn, CPA	Chief Financial Officer	36

Ryan Selhorn of Signature Analytics, LLC, an accounting services firm, was appointed to serve as Chief Financial Officer on March 31, 2016. Mr. Selhorn joined the accounting services firm of Signature Analytics, LLC as the Vice President Operations in July 2013 after spending 10 years with Grant Thornton LLP, most recently as a Senior Manager in the audit practice and then in the national Mergers and Acquisitions Group. He has experience working with both public and private companies in many industries including life sciences, biotech, and medical devices. Mr. Selhorn received his Bachelor’s degree in accounting and finance from Georgetown University.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis included in this proxy statement. Based on that review and its discussions with the Company’s management, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Jeff Himawan, Ph.D. (Chairman)
Yoshio Ishizaka
Yutaka Kobayashi

* The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION

For the year ended December 31, 2017, our “Named Executive Officers” include the following persons:

•	Yuichi Iwaki, M.D., Ph.D., our President and Chief Executive Officer;
•	Ryan Selhorn, our Chief Financial Officer;
•	Kazuko Matsuda, M.D., Ph.D., our Chief Medical Officer;
•	Masatsune Okajima, our Vice President and Head of Japanese Office; and
•	Geoffrey O’Brien, J.D./M.B.A., our Vice President; and

Mr. Selhorn serves as our Chief Financial Officer through an agreement with the accounting services firm Signature Analytics, as described in further detail in the footnotes to our Summary Compensation Table. As a result, Mr. Selhorn was not eligible during 2017 for all of the elements of compensation described below that are provided to our other Named Executive Officers and was compensated with respect to his services to the Company during 2017 by Signature Analytics.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or CDA, describes our compensation philosophy, policies and practices with respect to our Named Executive Officers for the year ended December 31, 2017 and for the current fiscal year. It includes information regarding our overall compensation objectives and each element of compensation that we provide.

The principal elements of our executive compensation programs are base salary, cash bonus potential and equity awards. The Named Executive Officers also receive certain perquisites and other benefits such as participation in a 401(k) Plan with employer matching contributions and health plans that are generally available to all of our employees. Our objective is that the total compensation paid to Named Executive Officers and other employees should fairly reflect the value of their services and their contributions to our success. Our executive compensation practices recognize the caliber, level of experience and performance of management and include meaningful incentives to maximize our financial and operational objectives.

Compensation Process

The Compensation Committee, or Committee, is composed entirely of independent directors, as determined by the Board, in accordance with NASDAQ rules. The Committee has the responsibility for establishing, implementing and monitoring adherence to our executive compensation policies and practices. The Committee reviews and approves base salary and bonus compensation for our Named Executive Officers, and oversees the various broad-based, benefit plans we offer to employees as a whole. The Board reviews and approves the compensation of our non-employee directors. Periodically, the Committee reviews comparable compensation data from internal and third party sources, however we did not compare our compensation levels to those of any particular companies in setting executive compensation for 2017 or 2018. While, the CEO submits recommended compensation levels for all executive officers to the Committee for its review and approval, the Committee has the discretion to modify any compensation recommendations made by the CEO. The Committee’s responsibilities are further defined in the Committee’s charter. Our stockholders last approved the compensation of our Named Executive Officers in 2016 by 82.35% of the shares represented in person or by proxy and the Committee believes such approval indicated that our executive compensation programs and process are appropriate for a company of the size and stage of development such as ours.

The Role of Our Executives in the Compensation Process

Although the compensation process is managed and directed by, and decisions are made by, the Committee, the recommendations of the Chief Executive Officer are taken into account in connection with setting the compensation of all executive officers, including his own. None of the other Named Executive Officers make any recommendations with respect to the compensation of any of our Named Executive Officers.

Compensation Philosophy and Policies

The Committee has designed our compensation program fairly to compensate our Named Executive Officers for the value of their services and their contributions to our success as well as to provide incentives for achievement of our operating and financial objectives. Our compensation program is relatively simple. It has only three elements: base compensation, an annual cash bonus potential based upon the accomplishment of Company and/or personal objectives, and equity compensation.

Since June 2013, all stock options have been granted to employees (including our Named Executive Officers) and directors, pursuant to our 2013 Equity Incentive Plan (the “2013 Plan”). We have made grants of options that vest solely as a function of time over a three or four year period, as well as grants of options that vest, if at all, based on achievement of defined corporate performance goals established at the beginning of the period in question. Prior to June 2013, we granted all our equity awards pursuant to our 2004 Stock Incentive Plan (as amended and restated, the “2004 Plan”).

The base compensation, cash bonus potential and equity awards for the Named Executive Officers reflect their differing levels of responsibility. The Committee recognizes that the three elements of our compensation program serve different compensation objectives. The Committee believes that: (i) base salaries, which are based primarily on the practices of similar companies and within the local market, are designed to attract and retain our executives; (ii) bonuses and equity awards are designed to motivate our executives to achieve particular results set by the Committee and to align their interests with those of the shareholders and the Company; and (iii) other elements of compensation, such as standard employee benefits and perquisites, are primarily based on market practices and are available to all employees on a non-discriminatory basis.

The following table provides a breakdown for 2017 target compensation for our named executive officers between fixed and variable compensation, other than Mr. Selhorn, who was compensated solely by Signature Analytics for his services during 2017.  Fixed compensation is comprised of base compensation and time-based equity awards, as it does not vary based on our performance, whereas variable compensation is comprised of annual cash bonuses and performance-based awards, as the value of both components is inherently tied to the Company’s performance.

Named Executive Officer	Fixed Compensation (%)	Variable Compensation(1) (%)
Yuichi Iwaki	21%	79%
Kazuko Matsuda	24%	76%
Masatsune Okajima	39%	61%
Geoffrey O’Brien	25%	75%

(1)	Includes annual cash bonus and performance‑based equity awards at target levels.

Compensation of Our Named Executive Officers

This section describes the various elements of our compensation programs as they apply to our Named Executive Officers, with a discussion of the Committee’s reasons for setting the levels of compensation for the CEO and the other Named Executive Officers.

Base Salary. The Committee believes that base salaries must remain in a competitive range to attract and retain capable management. The Committee reviews these salary levels annually for each Named Executive Officer, on a case-by-case basis, based on the position, the individual level of responsibility and performance, a Named Executive Officer’s tenure with the Company, the unique value and historical contributions he or she has made to our success and internal pay equity consideration. The Committee reviews salaries each year as part of our annual performance review process as well as upon a promotion or other change in job responsibility. Typically base salary levels have been adjusted only as a function of increases in cost-of-living, if at all, other than in the case of promotion and/or change in responsibilities. The Committee reviews base salary recommendations from the CEO for all our other Named Executive Officers. The beliefs of the CEO and the Committee regarding base salary levels are based on their collective knowledge and are informed periodically by reviewing formal compensation surveys.

Based upon this review process and upon the recommendation of the CEO, the Committee increased the base compensations for Dr. Kazuko Matsuda, Chief Medical Officer and Mr. O’Brien, Vice President, from $347,458 to $382,203 and from $259,056 to $297,914, respectively. The change was the result of management’s acknowledgement of Dr. Matsuda efforts in the clinical trial programs and Mr. O’Brien’s increased investor relations commitments. The Committee increased base salary levels for all Named Executive Officers (other than Mr. Selhorn) and other employees by 2%. With these adjustments, the base salaries for the following Named Executive Officers for fiscal 2017 were: Dr. Iwaki $533,503 and Mr. Okajima $310,267. The Committee believes that the base salaries for our Named Executive Officers are based on levels commensurate with amounts paid to executives with comparable qualifications at companies engaged in similar businesses or in the same region and of similar size.

Mr. Selhorn was not paid a base salary for his services during 2017 but was paid by his accounting services firms for his service as our Chief Financial Officer.

Cash Bonus Compensation. We have traditionally provided our Named Executive Officers with the opportunity to earn incentive cash compensation in the form of cash bonuses. These cash bonus opportunities for 2017 allowed for Dr. Iwaki, our Chief Executive Officer, to earn a cash bonus of up to 50% of his base salary, and for Dr. Matsuda and Messrs. Okajima and O’Brien to earn cash bonuses of up to 35% of their base salary. These target incentive award amounts for each executive officer were determined based upon consideration of the individual officer’s potential impact on our operating and financial results and on market pay practices. Mr. Selhorn was not eligible for cash bonus compensation for 2017. Cash bonus entitlement is based upon the extent to which the Company achieves corporate-level performance objectives (both operational and financial) set at the beginning of each year. While awards are determined by reference to these pre-determined objectives, the final award amounts to executive officers were not guaranteed and could be adjusted at the sole discretion of the Committee after review of the year’s accomplishments. In January 2017, the Committee established the following weighted objectives as 2017 Goals:

2017 Goals:

Project Goals (50%)

•	MN-166 Trials
i.	MS Study (25%) – Obtain results to advance phase 3 trial
ii.	ALS Study (10%) – Obtain results to move to next trial
iii.	Addiction Study (5%) – Advance addiction trials
iv.	New formulation (5%) – Complete new formulation of MN-166

•	MN-001 Trials
i.	Advancement (5%) – Obtain positive trends from IPF or NASH/NAFLD with hypertriglycedemia trials.

Financial Goals (50% or more)

•	Cash goals (20%)
i.	Maintain cash balance of $20MM at 12/31/17
i.	If >24MM – 30%
ii.	If > 30MM – 50%

•	Operations goals (15%)
i.	Operating below established 2017 budget

•	Stock performance (15%)
i.	Outperform NBI by 25% or more with minimum stock price of $6.50 as of 12/31/17.
i.	If outperform NBI by 50% - 30%
ii.	If outperform NBI by 100% - 50%

In January 2018, the Committee determined that it had sufficient information to evaluate and certify achievement of each goal and further determined that all of the 2017 Performance Goals, with the exception of stock performance goal, had been achieved at, or in the case of the cash goals, in excess of the 100% level, resulting in the full potential cash bonus amounts.

Equity Awards. In January 2017, the Committee granted performance based stock options to our Named Executive Officers, other than Mr. Selhorn, in recognition of achievement of 2017 Goals, each with a strike price of $6.10 per share, as follows: 450,000 shares to Dr. Iwaki, 280,000 shares to Dr. Matsuda, 100,000 shares to Mr. Okajima and 200,000 shares to Mr. O’Brien.

In determining the size of these equity awards, the Committee considered the status of our executive officers’ then-outstanding awards, our corporate performance for the last year and the expected contributions to future corporate performance. The Committee also considered the overall share reserve available under our equity plan and the equity plan “burn” rates of market references. The performance vesting objectives applicable to the 2017 stock options, was based upon achievement of the same 2017 Goals described above under “Cash Bonus Compensation—2017 Goals.” While vesting is determined by reference to these pre-determined objectives, the final vesting determination for the executive officers was not guaranteed and could be adjusted in the sole discretion of the Committee after review of the year’s accomplishments.

In January 2018, as a result of the Committee’s determination described above with respect to the 2017 Goals, the 2017 performance-vesting options vested in full.

Perquisites and Other Benefits

Our executives, other than Mr. Selhorn, are eligible to participate in all of our employee benefit plans, such as medical and dental insurance plans, a life insurance plan, a 401(k) plan and an employee stock purchase plan, in each case on the same basis as our other employees. Under our 401(k) plan, we may, at our discretion, make matching contributions based on eligible compensation deferred into the plan each payroll period. Historically, we have matched a portion of the participant’s contributions in the amount of 100% of elective deferrals up to a maximum of 6% of eligible compensation after three months of service. The employee stock purchase plan permits full-time employees to purchase common stock through payroll deductions (which cannot exceed 15% of each employee’s compensation) at the lower of 85% of fair market value at the beginning of the offering period or the end of each six-month offering period.

Employment, Severance and Change in Control Agreements

We have employment agreements in place with Dr. Iwaki and Mr. Okajima, both long-standing employees of the Company, as described below under “Employment Agreements.” Other than our Severance Protection Agreements described below, we do not otherwise have a formal written employment agreement in place with any of our other Named Executive Officers other than Mr. Ryan Selhorn, with whom we have a consulting agreement with Signature Analytics, his employer, in connection with his services as Chief Financial Officer. The Committee believes that maintenance of severance protection agreements with our Named Executive Officers (other than Mr. Selhorn) as described below under “Severance Protection Agreements” is an important means to retain our key employees and to assure their pursuit of activities intended to maximize stockholder value, regardless of the possible effect upon their employment in the circumstance of a change in control.

Tax Implications of Executive Compensation

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any year with respect to any Covered Employee (which includes certain of our Named Executive Officers) unless, with respect to certain compensation granted prior to November 2, 2017, the compensation qualified as “performance-based compensation” under Section 162(m) of the Code and the related regulations and continues to so qualify after a change in federal tax law eliminating this exemption for 2018 and later years. To date, the compensation paid to our Named Executive Officers has not been subject to this deduction limitation. While we and the Compensation Committee believe that the deductibility of compensation paid to our Named Executive Officers is one factor in the structuring of our executive compensation programs, it is not a significant factor at this stage in the Company’s life (see additional discussion of this in Proposal No. 3) and there may be circumstances where our interests are best served by awarding compensation that may not be deductible under Section 162(m) of the Code.

Assessment of Risk

The Compensation Committee annually reviews the elements of Named Executive Officer compensation, and as part of that review considers whether the overall program encourages excessive risk taking. The Compensation Committee’s current assessment is that although a substantial portion of compensation provided to our Named Executive Officers is performance-based, we do not believe our compensation programs encourage excessive or unnecessary risk taking. The Compensation Committee believes that the design of these compensation programs encourages our Named Executive Officers to remain focused on both short-term and long-term strategic goals. Safeguards integrated into the Company’s compensation practices include: (1) the balance of short-term and long-term incentive compensation; (2) the use of time-based or performance-based vesting criteria in long-term incentive awards to align holders’ interests with the Company’s long-term prospects; (3) the use of multiple performance metrics, each linked to overall Company progress as opposed to narrow targets; and (4) the reservation of Compensation Committee discretion to determine amounts payable under the cash incentive and performance-based equity award programs.

2017 SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2017, 2016 and 2015, compensation awarded to, paid to, or earned by, the Named Executive Officers. The engagement of Mr. Selhorn as Chief Financial Officer commenced in fiscal year 2016.

Name and Position	Year	Salary ($)	Options Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)		Total ($)
Yuichi Iwaki, M.D., Ph.D.	2017	$533,503	$1,740,825	$266,751	$16,200		$2,557,279
President and Chief and	2016	$523,042	$1,135,800	$261,521	$15,900		$1,936,263
Executive Officer	2015	$518,891	$510,850	$259,445	$15,900		$1,305,086

Ryan Selhorn, CPA	2017	$132,260	$—	$—	$—		$132,260
Chief Financial Officer (4)	2016	$58,750	$—	$—	$—		$58,750
	2015	$—	$—	$—	$—		$—

Kazuko Matsuda, M.D., Ph.D.	2017	$382,203	$1,083,180	$171,992	$8,279		$1,645,654
Chief Medical Officer	2016	$347,458	$697,767	$121,610	$8,496		$1,175,331
	2015	$344,700	$255,425	$120,645	$9,100		$729,870

Masatsune Okajima	2017	$310,267	$386,850	$77,567	$14,714	(5)	$789,398
Vice President and Head of	2016	$304,184	$386,874	$106,464	$18,350	(5)	$815,872
Japanese Office	2015	$301,769	$214,557	$105,619	$15,887	(5)	$637,832

Geoffrey O’Brien, J.D./M.B.A.	2017	$297,914	$773,700	$128,103	$16,200		$1,215,917
Vice President	2016	$259,056	$374,009	$90,670	$15,900		$739,634
	2015	$257,000	$214,557	$89,950	$15,900		$577,407

(1)

Reflects the grant date fair value as calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or ASC 718. See Note 8, “Share-based Compensation,” in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for the relevant assumptions used to determine the valuation of awards. The grant date fair value assumes full achievement of performance conditions at the time the options are granted.

(2)	Represents performance-based cash incentive payments.
(3)

Includes 401(k) employer matching contributions. Excludes long-term disability insurance and health insurance premiums, both of which are generally available to all employees on a non-discriminatory basis.

(4)

Mr. Ryan Selhorn of Signature Analytics San Diego, LLC, an accounting services firm, was appointed to serve as Chief Financial Officer on March 31, 2016. The Services Agreement with Signature Analytics was effective March 31, 2016 and has an initial term expiring on March 31, 2017. During the fiscal year ended December 31, 2017, we paid Signature Analytics San Diego, LLC an aggregate of $132,260, which included the payment reflected in the Summary Compensation Table above for Mr. Selhorn’s service as our Chief Financial Officer, as well as the services of a controller and/or other accounting personnel.

(5)

Includes a Japanese benefits adjustment for long-term disability and life insurance as stipulated in Mr. Okajima’s employment agreement and as required by Japanese law with respect to pension and welfare premium costs.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth summary information regarding all grants of plan-based awards made to the Named Executive Officers during the fiscal year ended December 31, 2017. Mr. Selhorn was not eligible to receive any grants of plan-based awards in 2017.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1) Target ($)	Estimated Future Payouts Under Equity Incentive Plan Awards (2)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Yuichi Iwaki, M.D., Ph.D.	1/18/17	$266,751
President and Chief and	1/18/17		450,000	$6.10	$1,740,825
Executive Officer	1/18/17
Kazuko Matsuda, M.D., Ph.D.	1/18/17	$171,992
Chief Medical Officer	1/18/17		280,000	$6.10	$1,083,180
	1/18/17
Masatsune Okajima	1/18/17	$77,567
Vice President and Head of	1/18/17		100,000	$6.10	$386,850
Japanese Office	1/18/17
Geoffrey O’Brien, J.D./M.B.A.	1/18/17	$128,103
Vice President	1/18/17		200,000	$6.10	$773,700
	1/18/17

(1)

Represents the annual performance-based bonus each Named Executive Officer is eligible to receive based on the individual’s target bonus, as a percentage of base salary, and Company-based performance goals. Annual performance-based bonuses for 2017 awarded in early 2018 were at target in the amounts set forth in the table.

(2)

In January 2017, performance-based stock options were granted with conditional vesting predicated on the achievement of established performance goals set for 2017. The Compensation Committee approved vesting of these performance-based stock options causing these options to vest in January 2018, after having determined that the related performance goals set for 2017 had been met.

(3)

Reflects the grant date fair value as calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or ASC 718. See Note 8, “Share-based Compensation,” in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for the relevant assumptions used to determine the valuation of awards. The grant date fair value assumes full achievement of performance conditions at the time the options are granted.

Employment and Severance Protection Agreements

The Company has entered into employment agreements with Dr. Iwaki and Mr. Okajima and severance protection agreements with each of the Name Executive Officers, other than Mr. Selhorn. Mr. Selhorn is employed by and provides services pursuant to the agreement with Signature Analytics, an accounting services firm.

Employment Agreements

Yuichi Iwaki, M.D., Ph.D. We entered into an employment agreement on April 1, 2007, as amended, with Yuichi Iwaki, M.D., Ph.D. pursuant to which he serves as our President and Chief Executive Officer. Pursuant to the agreement, which automatically renews for 12-month periods, Dr. Iwaki is currently compensated at $533,503 per year. In addition, Dr. Iwaki is entitled to the following: (i) periodic bonuses determined within the sole discretion of the Board but with reference to amounts paid to our other executives and/or employees, and (ii) grants of equity based compensation within the sole discretion of the Board. In addition, we provide Dr. Iwaki with our standard benefits and insurance coverage as is generally provided to our management. Either party may terminate the agreement at any time upon three months’ notice. In the event that Dr. Iwaki is terminated at our election upon three months’ written notice, then Dr. Iwaki is entitled to severance payments as are provided for by the employment policies we have in effect at that time; provided, however, that in lieu of the three months’ notice, we may provide Dr. Iwaki with an amount equal to 75% of his annual base salary. Additionally, if Dr. Iwaki’s employment is terminated for any reason, we have the option to engage Dr. Iwaki as a consultant on a quarterly basis. Compensation for each quarter of consulting services would be equal to 15% of Dr. Iwaki’s annual base salary. The timing of any termination payments to Dr. Iwaki under the employment agreement is subject to the applicable requirements of Section 409A of the Code and the related Treasury Regulations.

Masatsune Okajima. We entered into an employment agreement on September 1, 2006 with Masatsune Okajima pursuant to which he serves as our Vice President and Head of Japanese Office. Mr. Okajima is currently compensated at $310,267 per year. Mr. Okajima is eligible to receive an annual discretionary performance-based bonus at the end of the year of up to 35% of his base salary. We also provide Mr. Okajima standard benefits and insurance coverage as is generally provided to our management. In addition, Mr. Okajima is entitled to a benefits adjustment of $15,000, equally divided monthly. Mr. Okajima is responsible for obtaining coverage for workers’ compensation insurance, unemployment, and pension and welfare under the Japanese system. We contribute 50% of the premium cost as required by Japanese law. Mr. Okajima employment may be terminated at any time for any reason, with or without cause. Under Japanese law, we must provide Mr. Okajima at least 30 days’ prior dismissal notice or 30 days’ pay in lieu thereof or a combination of such notice and pay requirements. In the event that Mr. Okajima is terminated by us without cause, Mr. Okajima will be entitled to receive six months of severance that will be cancelled upon Mr. Okajima’s new employment after such termination.

Severance Protection Agreements

On July 14, 2014, we entered into severance protection agreements with each of our Named Executive Officers other than Mr. Selhorn, in a form previously approved by our Board of Directors (such form, the “Severance Protection Agreement”). The Severance Protection Agreement provides benefits in the event the executive’s employment is terminated as a result of, or in connection with, a Change in Control (as defined below) of MediciNova.

Pursuant to the Severance Protection Agreement, if the executive’s employment is terminated within 12 months following a Change in Control (i) by MediciNova for “cause” or disability, (ii) by reason of the executive’s death or (iii) by the executive other than for “good reason,” the executive will be entitled to accrued compensation and, if such termination is other than by MediciNova for “cause,” a pro rata bonus, payable in the form of a single lump sum cash payment within five days following termination of employment.

If the executive’s employment is terminated by MediciNova or by the executive for any reason other than the reasons specified above within 30 days immediately preceding a Change in Control or 12 months following a Change in Control, or if, within the 30 days immediately preceding a Change in Control there is a material adverse change in the executive’s status, position or responsibilities and the executive is subsequently terminated within the 24 months following a Change in Control, then the executive will be entitled to accrued compensation and a pro rata bonus, payable in the form of a single lump sum cash payment five days following termination of employment. In addition, upon execution and delivery of a release and waiver of claims, (a) the executive will be entitled to a cash payment equal to two times the sum of such executive’s “base salary amount” and “bonus amount,” plus the estimated premium costs of continued life insurance and disability benefits over an 18-month period, payable in a single lump sum cash payment on the 60th day following such termination of employment, and (b) we will pay the cost of medical, dental and vision continuation coverage under COBRA for the executive and any eligible dependents covered under our health care plans for an 18-month period following termination of employment. We will also provide the executive with reasonable outplacement services for the earlier of 12 months or until the executive accepts another offer of employment. In addition, vesting with respect to any unvested equity-based compensation awards will accelerate and the executive will vest in full.

As used in the Severance Protection Agreement, a Change in Control generally means (i) an acquisition of 40% or more of our outstanding voting securities, (ii) a change in a majority of the members of our Board of Directors in office as of January 1, 2014, (iii) a merger, substantial asset sale or similar transaction resulting in current stockholders owning 50% or less of the common stock and voting securities of MediciNova or entity resulting from such transaction or (iv) approval by our stockholders of a complete liquidation or dissolution.

Any payments or benefits we provide to the executive pursuant to the Severance Protection Agreement will be made in compliance with Internal Revenue Code Section 409A. If an excise tax would be imposed under the Internal Revenue Code on the payments or benefits payable to the executive pursuant to the Severance Protection Agreement, such payments or benefits will be reduced to the extent necessary to avoid payment of excise tax.

The original term of each Severance Protection Agreement was through December 31, 2014, and it automatically renews for additional one-year periods unless either party provides written notice of non-renewal by October 1 of such year.

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table includes all outstanding equity awards held by our Named Executive Officers (other than Mr. Selhorn) as of December 31, 2017.

		Options Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unearned (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh.)	Option Expiration Date
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer	01/07/08	53,363				4.42	01/06/18
	01/30/09	68,575				2.20	01/29/19
	01/29/10	58,043				7.34	01/28/20
	07/13/11	100,000				2.54	07/12/21
	08/03/11	86,250				2.46	08/02/21
	05/13/13	145,000				4.10	05/12/23
	05/13/13	62,500				4.10	05/12/23
	12/12/13	200,000				2.64	12/11/23
	01/07/15	250,000				3.09	01/06/25
	01/07/16	76,665		43,335	(2)	3.91	01/06/26
	01/07/16	320,000				3.91	01/06/26
	01/18/17		450,000			6.10	01/17/27
Kazuko Matsuda
Chief Medical Officer	07/07/09	37,000				4.80	07/06/19
	01/29/10	11,900				7.34	01/28/20
	06/14/10	20,000				5.13	06/13/20
	07/13/11	75,000				2.54	07/12/21
	08/03/11	56,250				2.46	08/02/21
	09/01/11	60,000				2.30	08/31/21
	05/13/13	80,000				4.10	05/12/23
	05/13/13	42,500				4.10	05/12/23
	12/12/13	105,000				2.64	12/11/23
	12/04/14	120,000				3.24	12/03/24
	01/07/15	125,000		-		3.09	01/06/25
	01/07/16	63,893		36,107	(2)	3.91	01/06/26
	01/07/16	170,000				3.91	01/06/26
	01/18/17		280,000			6.10	01/17/27
Masatsune Okajima
Vice President and Head of Japanese Office	01/30/09	41,250				2.20	01/29/19
	01/29/10	35,700				7.34	01/28/20
	07/13/11	85,000				2.54	07/12/21
	08/03/11	63,750				2.46	08/02/21
	05/13/13	80,000				4.10	05/12/23
	05/13/13	42,500				4.10	05/12/23
	12/12/13	105,000				2.64	12/11/23
	12/04/14	15,000				3.24	12/03/24
	01/07/15	105,000				3.09	01/06/25
	01/07/16	19,165		10,835	(2)	3.91	01/06/26
	01/07/16	120,000				3.91	01/06/26
	01/18/17		100,000			6.10	01/17/27

		Options Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unearned (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh.)	Option Expiration Date
Geoffrey O'Brien, J.D./M.B.A.
Vice President	07/07/09	21,700				4.80	07/06/19
	01/29/10	11,900				7.34	01/28/20
	07/13/11	32,000				2.54	07/12/21
	08/03/11	26,250				2.46	08/02/21
	05/13/13	55,000				4.10	05/12/23
	05/13/13	22,500				4.10	05/12/23
	10/15/13	70,000				2.58	10/14/23
	12/12/13	105,000				2.64	12/11/23
	12/04/14	15,000				3.24	12/03/24
	01/07/15	105,000				3.09	01/06/25
	01/07/16	19,165		10,835	(2)	3.91	01/06/26
	01/07/16	115,000				3.91	01/06/26
	01/18/17		200,000			6.10	01/17/27

(1)

In January 2017, performance-based stock options were granted with conditional vesting predicated on the achievement of established performance goals set for 2017. The Compensation Committee certified achievement of performance-based stock options in January 2018, after having determined the level of achievement of the applicable performance objectives.  Accordingly, these options vested in full in January 2018.

(2)	These grants vest in equal monthly installments over three years from the vesting commencement date, which was the date of grant.

2017 OPTION EXERCISES AND STOCK VESTED

The following table shows the number of shares acquired upon exercise of options by each Named Executive Officer during the 2017 fiscal year.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Yuichi Iwaki	21,067	48,033
Ryan Selhorn	—	—
Kazuko Matsuda	—	—
Masatsune Okajima	48,000	84,960
Geoffrey O’Brien	—	—
(1)

The value realized on exercise represents the number of shares acquired multiplied by the excess of the fair market value of the common stock upon exercise over the applicable exercise price per share of the option.

 Potential Payments Upon a Termination or a Change in Control

Dr. Iwaki and Mr. Okajima are eligible to receive severance benefits under the terms of their employment agreements described above under “Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table—Employment Agreements.” In addition, our Named Executive Officers other than Mr. Selhorn are eligible to receive severance benefits in the event such executive’s employment is terminated as a result of, or in connection with, a Change in Control under the terms of their Severance Protection Agreements described above under “Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table—Severance Protection Agreements.” The tables below reflect the amount of compensation and benefits payable to each Named Executive Officer other than Mr. Selhorn in the event of: (i) a termination of the executive’s employment not involving a Change in Control; (ii) a termination of the executive’s employment within 12 months following a Change in Control by MediciNova for “cause;” (iii) a termination of the executive’s employment within 12 months following a Change in Control by reason of the executive’s death or disability or by the executive other than for “good reason;” and (iv) a termination of the executive’s employment if the executive’s employment is terminated by MediciNova or by the executive for any reason other than the reasons specified above within 30 days immediately preceding a Change in Control or 12 months following a Change in Control, or if, within the 30 days immediately preceding a Change in Control there is a material adverse change in the executive’s status, position or responsibilities and the executive is subsequently terminated within the 24 months following a Change in Control. The amounts shown assume that the applicable triggering event occurred on December 31, 2017, and therefore are estimates of the amounts that would be paid to the Named Executive Officers upon the occurrence of such triggering event.

Termination not Involving a Change in Control:

	Accrued Vacation(1)	Cash Severance(2)
Yuichi Iwaki	$82,077	$400,127
Kazuko Matsuda	58,744	—
Masatsune Okajima	—	155,134
Geoffrey O’Brien	45,833	—

Termination Following a Change in Control by MediciNova for “Cause”:

	Accrued Vacation(1)	Total
Yuichi Iwaki	$82,077	$82,077
Kazuko Matsuda	58,744	$58,744
Masatsune Okajima	—	$-
Geoffrey O’Brien	45,833	$45,833

Termination Following a Change in Control by MediciNova for Disability, by Reason of Death or by the Executive other than for “Good Reason”:

	Accrued Vacation(1)	Cash Severance(2)	Total
Yuichi Iwaki	$82,077	$266,751	$348,828
Kazuko Matsuda	58,744	171,992	230,736
Masatsune Okajima	—	77,567	77,567
Geoffrey O’Brien	45,833	128,103	173,936

Termination by MediciNova or by the Executive for any Other Reason within 30 Days Immediately Preceding a Change in Control or 12 Months Following a Change in Control:

	Accrued Vacation(1)	Cash Severance(3)	Benefit Continuation(4)	Vesting Acceleration (5)	Total
Yuichi Iwaki	$82,077	$1,600,508	$46,954	$277,438	$2,006,977
Kazuko Matsuda	58,744	1,108,390	20,454	196,034	$1,383,622
Masatsune Okajima	—	775,668	22,011	64,738	$862,417
Geoffrey O’Brien	45,833	852,034	20,473	101,738	$1,020,078

(1)	Represents all accrued but unpaid vacation as of December 31, 2017.

(2)	Represents a pro rata salary, payable in the form of a single lump sum cash payment within five days following termination of employment.

(3)

Represents a pro rata bonus, payable in the form of a single lump sum cash payment five days following termination of employment and, upon execution and delivery of a release and waiver of claims, a cash payment equal to two times the sum of such executive’s “base salary amount” and “bonus amount,” plus the estimated premium costs of continued life insurance and disability benefits over an 18-month period, payable in a single lump sum cash payment on the 60th day following such termination of employment.

(4)

Represents the cost of medical, dental and vision continuation coverage under COBRA for the executive and any eligible dependents covered under our health care plans for an 18-month period following termination of employment. We will also provide the executive with reasonable outplacement services for the earlier of 12 months or until the executive accepts another offer of employment.

(5)

Value of equity acceleration for stock options is based on the sum of the difference between the closing price of our common stock on December 31, 2017 ($6.47) and the option exercise price, multiplied by the number of options for which vesting was subject to acceleration.

Compensation Committee Interlocks and Insider Participation

Directors serving on the Compensation Committee during 2017 included Dr. Himawan, Mr. Ishizaka, and Mr. Kobayashi. None of the Compensation Committee members had an interlocking relationship, as defined in the SEC rules, with our executive officers or with directors of another entity during 2017.

2017 DIRECTOR COMPENSATION

We compensate our current non-employee directors, other than Dr. Himawan, for their service on the Board. Each current non-employee director other than Dr. Himawan is eligible to receive annual cash compensation of $10,000.

A non-employee director is typically granted, upon initial appointment to the Board, a fully vested non-statutory option to purchase 20,000 shares of our Common Stock. The Board reviews and determines on a discretionary basis whether stock options will be granted to our non-employee directors on an annual basis. Stock options granted to non-employee directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant and are generally fully vested at grant. We reimburse our directors for reasonable expenses incurred in connection with attendance at Board and committee meetings.

In 2017, the Board granted a fully vested non-statutory option to purchase 20,000 shares of our Common Stock to Mr. Ishizaka and Mr. Kobayashi. In addition, the Board granted to Mr. Nagao, a fully vested initial stock option grant of 20,000 and a prorated annual option grant of 15,000 to vest over three quarters.

The following table sets forth compensation information with respect to all of our non-employee directors who served during any part of the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Options Awards(1) (2) ($)	Total
Jeff Himawan, Ph.D.(3)	$—	$—	$—
Yutaka Kobayashi(4)	$—	$68,400	$68,400
Yoshio Ishizaka(5)	$10,000	$68,400	$78,400
Hideki Nagao (6)	$2,500	$127,300	$129,800

(1)

Amounts in the Option Awards column reflect the grant date fair value as calculated in accordance with ASC Topic 718. Refer to Note 8, “Share-based Compensation,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for the relevant assumptions used to determine the valuation of awards.

(2)

The aggregate number of shares underlying outstanding option awards held by each director as of December 31, 2017 was: Mr. Nagao, 52,000 shares, Mr. Kobayashi, 75,000 shares; and Mr. Ishizaka, 75,000 shares.

(3)	Dr. Himawan elected to not receive cash compensation or stock option awards for serving on the Board.

(4)	Mr. Kobayashi elected to not receive cash compensation for serving on the Board.

(5)	Mr. Ishizaka received cash compensation of $10,000 for the full year of service on the Board.

(6)	Mr. Nagao, who joined the Board in November 2017, received a prorated compensation of $2,500 for his service in 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 12, 2018 (the Record Date) as to shares of Common Stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of the Common Stock; (ii) each of our directors and nominees; (iii) each of our Named Executive Officers named under the “Summary Compensation Table”; and (iv) all of our current directors and executive officers as a group. The percentage of Common Stock beneficially owned is based on 41,129,073 shares outstanding as of April 12, 2018. In addition, shares of Common Stock issuable pursuant to the exercise of stock options and warrants which may be exercised within 60 days of April 12, 2018 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, as applicable, but they are not treated as outstanding in calculating the percentage ownership for any individual other than the holder thereof.

Beneficial Ownership Table

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Samurai Investments San Diego LLC(2)	2,217,000	5.3%
Directors and Executive Officers:
Yuichi Iwaki, M.D., Ph.D.(3)	2,652,625	6.2%
Jeff Himawan, Ph.D.(4)	1,170,370	2.8%
Yoshio Ishizaka(5)	85,000	*
Yutaka Kobayashi(6)	176,800	*
Hideki Nagao (7)	47,000	*
Kazuko Matsuda(8)	1,334,947	3.1%
Masatsune Okajima(9)	928,766	2.2%
Geoffrey O’Brien(10)	808,516	1.9%
All directors and executive officers as a group (9 persons)(11)	7,204,024	15.7%

*	Amount represents less than 1% of the outstanding shares of our Common Stock.

(1)

Unless otherwise noted, the address of each beneficial owner listed in the table is c/o MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037. Except as indicated by footnote, and subject to community property laws where applicable, the beneficial owner has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)

Based on a Schedule 13G filed with the SEC on May 20, 2013 by Hajimi Satomi and Samurai Investments San Diego LLC, and includes (i)1,000,000 shares of Common Stock and 750,000 shares issuable upon the exercise of warrants which are held by Samurai Investments San Diego LLC and (ii) 467,000 shares of Common Stock held by Mr. Satomi. The principal business address for the stockholders is 501 W. Broadway, Suite 1100, San Diego, California 92101.

(3)	Includes 865,594 shares of Common Stock held by Dr. Iwaki and 1,787,031 shares issuable upon the exercise of stock options.

(4)

Based on a Schedule 13D/A filed with the SEC on February 12, 2016 by Essex Woodland Health Ventures Fund VI, L.P. (“Essex”), Essex Woodlands Health Ventures VI, L.P. (the “GP Partnership,” which is the general partner of Essex), Essex Woodlands Health Ventures VI, L.L.C. (the “General Partner,” which is the general partner of the GP Partnership), Dr. Jeff Himawan and other individuals who are managers, as well as other information available to us. Director Jeff Himawan serves as Managing Director of Essex. Includes 1,170,370 shares of Common Stock owned by Essex. Under Essex’s partnership agreement, Dr. Himawan holds the options for the benefit of Essex and must exercise the options solely upon the direction of Essex, which is entitled to the shares issued upon exercise. Each of Essex, the GP Partnership and the General Partner may be deemed to have sole voting and investment power with respect to the securities. Each of the GP Partnership, the General Partner, Dr. Himawan and the other managers disclaim beneficial ownership of such securities except to the extent of their respective pecuniary interest therein.

(5)	Includes 15,000 shares of Common Stock held by Mr. Ishizaka and 70,000 shares of Common Stock issuable upon the exercise of stock options.

(6)	Includes 106,800 shares of Common Stock held by Mr. Kobayashi and 70,000 shares of Common Stock issuable upon the exercise of stock options.
(7)	Includes 47,000 shares of Common Stock issuable upon the exercise of stock options.

(8)	Includes 71,739 shares of Common Stock held by Dr. Matsuda and 1,263,208 shares issuable upon the exercise of stock options.

(9)	Includes 111,400 shares of Common Stock held by Mr. Okajima and 817,366 shares issuable upon the exercise of stock options.

(10)	Includes 5,000 shares of Common Stock held by Mr. O’Brien and 803,516 shares issuable upon the exercise of stock options.

(11)	Includes 2,345,903 shares of Common Stock held by the current directors and executive officers as a group and 4,858,121 shares issuable upon the exercise of stock options.

Performance Graph*

The following graph shows a comparison from December 31, 2012 through December 31, 2017 of the cumulative total return for our common stock, the NASDAQ Composite Index and the NASDAQ Biotechnology Index. The graph assumes an initial investment of $100 on December 31, 2012. The comparisons in the graph are not intended to forecast or be indicative of possible future performance of our common stock.

Comparison of 5 Year Cumulative Total Return

Assumes Initial Investment of $100

* The performance graph is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of MediciNova under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee operates under a written charter adopted by the Board of Directors (the “Board”). A copy of the Audit Committee Charter is available on our web site at www.medicinova.com. The members of the Audit Committee are Yoshio Ishizaka (Chairman), Jeff Himawan and Yutaka Kobayashi, each of whom meets the independence standards of the NASDAQ Marketplace Rules and the rules and regulations of the SEC.

The Audit Committee oversees our financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of our accounting, auditing, financial reporting, internal control and legal compliance functions. It is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for our financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible in its report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2017 with our management and its independent registered public accounting firm. The Audit Committee met privately with the independent registered public accounting firm and discussed issues deemed significant by such firm, including those matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures from our independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence and discussed with such firm its independence from us. BDO advised the Audit Committee that BDO was and continues to be independent accountants with respect to the Company.

Based on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Audit Committee

Yoshio Ishizaka (Chairman)
Jeff Himawan
Yutaka Kobayashi

OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, our directors, executive officers and beneficial holders of more than 10% of our Common Stock are required to report their initial ownership of the Common Stock and any subsequent change in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to identify those persons who failed to timely file these reports. To our knowledge, based solely on a review of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were satisfied.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Any of our stockholders may propose business to be brought before our 2019 Annual Meeting of Stockholders. Proposals that are intended to be presented by such stockholders at our 2019 Annual Meeting of Stockholders must be received by our Secretary no later than December 27, 2018 (120 days before the anniversary of the date on which we first mailed our proxy materials for the Annual Meeting) in order that they may be included in our proxy statement and form of proxy relating to such meeting.

A stockholder proposal not included in our proxy statement for the 2019 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive officers and otherwise complies with the provisions of our Bylaws. To be timely, the Bylaws provide that we must have received the stockholder’s notice no earlier than December 27, 2018 and no later than January 26, 2019. If the stockholder fails to give notice by January 26, 2019 , then the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, even if the stockholders have not been advised of the proposal. If the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days from the date contemplated at the time of this Proxy Statement, we must receive the stockholder’s notice not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We undertake to deliver promptly upon written or oral request a separate set of annual meeting materials to any stockholder no longer wishing to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, and direct a written request to us at MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, or contact us via telephone at (858) 373-1500. We will provide a separate copy of this Proxy Statement and the annual report to any stockholder at a shared address to which a single copy was delivered. Stockholders who currently receive multiple copies of the Proxy Statement and/or annual report at their address and would like to request “householding” of their communications should contact their broker.

ANNUAL REPORT

We are making our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or before April 26, 2018, we intend to mail to our stockholders (i) a copy of this proxy statement, a proxy card and our Annual Report or (ii) a notice (the "Notice") containing instructions on how to access and review our Annual Report.

The Company filed an Annual Report on Form 10-K for the year ended December 31, 2017 with the Securities and Exchange Commission.  Any person who was a beneficial owner of our Common Stock on the record date may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements, but not including exhibits, and it will be furnished without charge upon receipt of a written request. Any such request should be addressed to us at MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, Attention: Investor Relations. The request must include a representation by the stockholder that, as of April 12, 2018, the stockholder was entitled to vote at the Annual Meeting. Additionally, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 is on file with the SEC and may be accessed electronically at the SEC’s website at www.sec.gov or at the Investor Relations-SEC Filings section of our website at www.medicinova.com.

**********

Whether or not you intend to be present at the Annual Meeting, we urge you to vote promptly.

By Order of the Board of Directors

Yuichi Iwaki, M.D., Ph.D.
President, Chief Executive Officer and Director

April 26, 2018

Exhibit 1

MediciNova, Inc.

2013 EQUITY INCENTIVE PLAN

(as amended by the Board of Directors April 11, 2018)

1.General.

(a)Successor to and Continuation of Prior Plan.  The Plan is intended as the successor to and continuation of the MediciNova, Inc. Amended and Restated 2004 Stock Incentive Plan (the “Prior Plan”).  Following the Effective Date, no additional stock awards may be granted under the Prior Plan. Any unallocated shares remaining available for issuance pursuant to the exercise of options or issuance or settlement of stock awards not previously granted under the Prior Plan as of 12:01 a.m. Pacific time on the Effective Date will cease to be available under the Prior Plan at such time, and no further grants will be made under the Prior Plan after such time. In addition, from and after 12:01 a.m. Pacific time on the Effective Date, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m. Pacific time on the Effective Date will be subject to the terms of this Plan.

(b)Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Awards.

(c)Available Awards.  The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)Purpose.  The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.Administration.

(a)Administration by Board.  The Board will administer the Plan.  The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)To settle all controversies regarding the Plan and Awards granted under it.

(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v)To suspend or terminate the Plan at any time.  Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan.  Except as provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.  Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)Delegation to Committee.

(i)General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board will thereafter be to the Committee or subcommittee, as applicable).  Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable).  The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)Section 162(m) and Rule 16b-3 Compliance.  The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)Delegation to an Officer.  The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority.  The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)Cancellation and Re-Grant of Stock Awards.  Neither the Board nor any Committee will have the authority to: (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3.Shares Subject to the Plan.

(a)Share Reserve.

(i)Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) 5,200,000 shares1, plus (B) the Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

(ii)For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.  Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).  Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)Reversion of Shares to the Share Reserve.  If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.  If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan.  Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)Incentive Stock Option Limit.  Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 4,000,000 shares of Common Stock.

[1]

(d)Section 162(m) Limitations.  Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

(i)A maximum of 200,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any calendar year.  Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii)A maximum of 200,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)A maximum of $300,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.Eligibility.

(a)Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b)Ten Percent Stockholders.  A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate.  All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b)Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted.  Notwithstanding the foregoing, an Option or

SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.  Each SAR will be denominated in shares of Common Stock equivalents.

(c)Purchase Price for Options.  The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment.  The permitted methods of payment are as follows:

(i)by cash, check, bank draft or money order payable to the Company;

(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.  Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)Exercise and Payment of a SAR.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR.  The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date.  The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)Transferability of Options and SARs.  The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)Restrictions on Transfer.  An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant.  The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2).  If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)Vesting Generally.  The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal.  The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options or SARs may vary.  The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)Termination of Continuous Service.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)Extension of Termination Date.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.  In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)Disability of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)Death of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement.  If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.Provisions of Stock Awards Other than Options and SARs.

(a)Restricted Stock Awards.  Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)Dividends.  A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award

Agreements need not be identical.  Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)Performance Awards.

(i)Performance Stock Awards.  A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)Performance Cash Awards.  A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the Participant’s completion of a specified period of Continuous Service.  At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)Board Discretion.  The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv)Section 162(m) Compliance.  Unless otherwise permitted in compliance with Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain.  Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where the Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction or any completion of any Performance Goals, shares subject to Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of any further considerations as the Committee, in its sole discretion, will determine.

(d)Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6.  Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.Covenants of the Company.

(a)Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.Miscellaneous.

(a)Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b)Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)No Employment or Other Service Rights.  Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)Withholding Obligations.  Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means  or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.

Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company.  The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)Compliance with Section 409A of the Code.  To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code.  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l)Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)Corporate Transactions.  The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.  In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv)arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or  portions thereof or with respect to all Participants.  The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.Plan Term; Earlier Termination or Suspension of the Plan.

(a)The Board may suspend or terminate the Plan at any time.  The Plan will automatically terminate upon the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)No Impairment of Rights.  Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.Effective Date of Plan.

This Plan will become effective on the Effective Date.

12.Choice of Law.

The laws of the State of California will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.Definitions.  As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)“Award” means a Stock Award or a Performance Cash Award.

(c)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)“Board” means the Board of Directors of the Company.

(e)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(h)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i)“Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j)“Common Stock” means the common stock of the Company.

(k)“Company” means MediciNova, Inc., a Delaware corporation.

(l)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors.  Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o)“Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p)“Director” means a member of the Board.

(q)“Disability” means, with respect to a Participant,  the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)“Effective Date” means June 14, 2013, which is the date of the annual meeting of stockholders of the Company held in 2013 where this Plan was approved by the Company’s stockholders.

(s)“Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)“Entity” means a corporation, partnership, limited liability company or other entity.

(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)“Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z)“Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(aa)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ff)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(gg)“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(hh)“Own,” “Owned,” “Owner,” “Ownership”  A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj)“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk)“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) clinical goals; (xxxiv) financing goals, and (xxxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(ll)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

(mm)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo)“Plan” means this MediciNova, Inc. 2013 Equity Incentive Plan.

(pp)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(rr)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)“Rule 405” means Rule 405 promulgated under the Securities Act.

(vv)“Rule 701” means Rule 701 promulgated under the Securities Act.

(ww)“Securities Act” means the Securities Act of 1933, as amended.

(xx)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ccc)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ddd)“Transaction” means a Corporate Transaction or a Change in Control.

MEDICINOVA, INC.

Annual Meeting of Stockholders, Thursday, June 7, 2018

This Proxy is Solicited on Behalf of the Board of Directors of MEDICINOVA, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on Thursday, June 7, 2018 and the Proxy Statement and appoints each of Yuichi Iwaki, M.D., Ph.D. and Geoffrey O’Brien, jointly and severally, as proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock of MEDICINOVA, INC. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2018 Annual Meeting of Stockholders to be held at 4225 Executive Square, Suite 150, La Jolla California 92037 on Thursday, June 7, 2018, at 2:30 p.m. Pacific Daylight Time and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth herein. If no direction is provided, this Proxy will be voted as recommended by the Board of Directors. The proxy holders are also authorized to vote upon all other matters as may properly come before the Annual Meeting, or any adjournment thereof, utilizing their own discretion as set forth in the Notice of Annual Meeting and Proxy Statement. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of MediciNova either a written revocation of the Proxy or a duly executed Proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. MediciNova cannot assure that your shares will be voted unless you sign, date and return this Proxy so that it is received by June 6, 2018.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

MEDICINOVA, INC.

June 7, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement and 2017 Annual Report on Form 10-K are available at https://materials.proxyvote.com/58468P

Please mark, sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors
NOMINEE:
☐ FOR THE NOMINEE	¡ Yuichi Iwaki, M.D., Ph.D
☐ WITHHOLD AUTHORITY FOR THE NOMINEE

		FOR	AGAINST	ABSTAIN
2. To ratify the selection of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.		☐	☐	☐
		FOR	AGAINST	ABSTAIN
3. To approve an amendment to the 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock issuable under the Plan.		☐	☐	☐

This Proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the nominee in proposal 1, “FOR” Proposal 2 and “FOR” proposal 3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date	Signature of Stockholder	Date

Note: Please sign exactly as your names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.